AMENDMENT TO TRANSACTION AGREEMENT AND PLAN OF MERGER This AMENDMENT TO TRANSACTION AGREEMENT AND PLAN OF MERGER (the “Amendment”) made as of the 25th day of May, 2022 by and among LIVENT CORPORATION, a Delaware corporation (“Livent”), REACH MERGECO LIMITED, a non- cellular company incorporated in Guernsey with registration number 70586 (“Merger Sub”), PALLINGHURST LITHIUM LIMITED, a non-cellular company incorporated in Guernsey with registration number 68222 (“PLL”), PALLINGHURST GP LIMITED, a company incorporated in the Cayman Islands (“PGPL”), and AMOS CAPITAL LIMITED (formerly known as The Pallinghurst Group General Partner Limited), a company incorporated in the Cayman Islands (“ACL”). RECITALS: WHEREAS the parties to this Amendment are parties to that certain Transaction Agreement and Plan of Merger dated as of May 2, 2022 (the “Transaction Agreement”); AND WHEREAS pursuant to the Transaction Agreement, Livent agreed to issue the PLL Note Livent Shares to PGPL, as directed by ACL, and the Carried Interest Livent Shares to PGPL; AND WHEREAS PGPL and ACL have requested that Livent issue the PLL Note Livent Shares and the Carried Interest Livent Shares to ACL rather than PGPL, and Livent has agreed to do so; AND WHEREAS the parties hereto wish to amend the Transaction Agreement as set forth in this Amendment to reflect that the PLL Note Livent Shares and the Carried Interest Livent Shares will be issued to ACL rather than PGPL; NOW THEREFORE THIS AMENDMENT WITNESSES THAT in consideration of the respective covenants and agreements of the parties to this Amendment herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party hereto), the parties hereto agree as follows: 1. Definitions Capitalized terms that are used but not defined in this Amendment, including in the recitals hereto, have the respective meanings specified in the Transaction Agreement. 2. References to TPGGPL (a) ACL represents and warrants to Livent and Merger Sub that its name was changed from “The Pallinghurst Group General Partner Limited” to “Amos Capital Limited” as of May 10, 2022. (b) All references to “TPGGPL” in the Transaction Agreement are hereby deleted and replaced with references to ACL. (c) The representation and warranty in Section 2(a) of this Amendment shall be deemed to have been made under Article 3 of the Transaction Agreement for all purposes 4165-5175-4552.7 Exhibit 10.3

- 2 - thereof, and such representation and warranty shall be a Fundamental Representation for all purposes of the Transaction Agreement, subject to, among other things, Section 8.01 (Survival) and 8.02 (Indemnification). 3. Amendment to Recitals The fifth recital of the Transaction Agreement is hereby deleted in its entirety and replaced with the following: “WHEREAS, after giving effect to the transactions contemplated by this Agreement, each of the shareholders of PLL (the “PLL Shareholders”), which are listed on Schedule A, will continue to hold an indirect interest in Nemaska through its ownership of Issued Livent Shares (as defined herein), as will ACL, and ACL or one of its Affiliates will continue as the “Initial Manager” of Nemaska as contemplated herein;” 4. Amendment to definition of “Transfer” The references to “PGPL” in the definition of Transfer are hereby deleted and replaced with references to ACL. 5. Amendment to Section 2.01(a) (The Merger) Section 2.01(a) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following: “Effective one minute prior to the Effective Time, PLL shall issue an unsecured promissory note in the principal amount of $67,343,405 (the “PLL Note”) to ACL in full satisfaction of the “Performance Incentive” (as defined in the PLL Management Agreement) and all other fees payable to ACL and its “Associates” (as defined in the PLL Management Agreement) by PLL in connection with the transactions contemplated by this Agreement. PLL and ACL hereby agree that, concurrently with the issuance of the PLL Note, the PLL Management Agreement shall automatically terminate without the need for any further act or formality by either party thereto, following which none of PLL, ACL or any of their respective Affiliates or any other Person shall have any rights or obligations, contingent or otherwise, pursuant to the PLL Management Agreement, including under Section 12.1 thereto.” 6. Amendment to Section 2.06 (Treatment of PLL Note) Section 2.06 of the Transaction Agreement is hereby deleted in its entirety and replaced with the following: “Treatment of PLL Note. Effective one minute following the Effective Time, without any action on the part of any party hereto or any other Person, Livent shall issue the number of shares set

- 3 - forth opposite “PLL Note Livent Shares” on Schedule H (the “PLL Note Livent Shares”) to ACL in full satisfaction of the Continuing Company’s obligations under the PLL Note. At the Closing, Livent shall deliver evidence of book-entry transfers representing the PLL Note Livent Shares registered in the name of ACL, and the PLL Note shall be cancelled.” 7. Amendment to Section 2.07 (Extinguishment of Carried Interest Payment Obligations) Section 2.07 of the Transaction Agreement is hereby deleted in its entirety and replaced with the following: “Extinguishment of Carried Interest Payment Obligation. Upon the terms and subject to the conditions of this Agreement, at the Effective Time, Livent shall issue the number of shares set forth opposite “Carried Interest Livent Shares” on Schedule H (the “Carried Interest Livent Shares”) to ACL, as hereby directed by PGPL, in full satisfaction of PGPL’s and its Associates’ (as defined in the QLP SHA) contingent right to receive a portion of the “Proceeds” pursuant to and as defined in Section 8.2 of the QLP SHA, following which none of PGPL, Livent USA, Livent or any of their respective Affiliates or any other Person shall have any rights or obligations, contingent or otherwise, pursuant to Section 8.2 of the QLP SHA. At the Closing, Livent shall deliver evidence of book-entry transfers representing the Carried Interest Livent Shares registered in the name of ACL.” 8. Amendment to Section 2.08 (Closing) (a) Section 2.08(b) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following: “Livent shall deliver, or cause to be delivered, to ACL evidence of book-entry transfers representing the PLL Note Livent Shares and the Carried Interest Livent Shares registered in the name of ACL.” (b) Section 2.08(c)(ii) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following: “a properly completed and duly executed Internal Revenue Service Form W-8 or W-9 in respect of each of the PLL Shareholders and ACL;” 9. Amendment to Representations and Warranties of PLL, PGPL and ACL (a) The last sentence of Section 3.01 (Corporate Existence and Power; Affiliate) in the Transaction Agreement is hereby deleted in its entirety and replaced with the following: “ACL and PGPL are not Affiliates of any PLL Shareholder, except as set forth in Schedule E and ACL is an Affiliate of PGPL. ACL is

- 4 - an “Associate” (as such term is defined in the QLP SHA) of PGPL.” (b) The representations and warranties of PLL, PGPL and ACL in Section 3.05(b) (Capitalization of PLL), Section 3.07(d) (Assets and Liabilities) and Section 3.10 (Private Placement) of the Transaction Agreement are hereby amended by deleting the references to “PGPL” therein and replacing them with references to “ACL”. (c) The second sentence of Section 3.11 (Inspections; No Other Representations) is hereby deleted in its entirety and replaced with the following: “Without limiting the generality of the foregoing, each of PLL, PGPL and ACL acknowledges that none of Livent nor any of its Affiliates makes any representation or warranty with respect to (i) any projections, forecasts or other estimates, plans or budgets delivered to or made available to PLL, PGPL or ACL or any of their Affiliates or any of their or such Affiliates’ Representatives of future revenues, expenses or expenditures, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of Livent or any of its Subsidiaries or the future business, operations or affairs of Livent or any of its Subsidiaries or (ii) any other information or documents made available to PLL, PGPL or ACL or any of their Affiliates or any of their or such Affiliates’ Representatives with respect to Livent or any of its Subsidiaries or their respective businesses or operations (including as to the accuracy and completeness of any such information), except as expressly set forth in Article 4.” (d) The representations and warranties of PLL, PGPL and ACL in Section 3.09 (Finders’ Fees) of the Transaction Agreement are hereby amended by deleting the phrase “Except for the fees payable to PGPL that will be evidenced by the PLL Note and fully settled as contemplated in this Agreement” and replacing it with the phrase “Except for the fees payable to ACL that will be evidenced by the PLL Note and fully settled as contemplated in this Agreement”. 10. Amendments to Representations and Warranties of Livent (a) The reference to “PGPL” in Section 4.07 (Issuance of Issued Livent Shares) is hereby deleted and replaced with a reference to ACL. (b) Section 4.16 (Finders’ Fees) is hereby amended by inserting “, ACL” after the reference to PGPL. 11. Amendment to Section 5.06 (Lock-Up) The references to “PGPL” in Section 5.06 (Lock-Up) of the Transaction Agreement are hereby deleted and replaced with references to ACL.

- 5 - 12. Amendment to Section 6.03 (NYSE Listing) The references to “PGPL” in Section 6.03 (NYSE Listing) of the Transaction Agreement are hereby deleted and replaced with references to ACL. 13. Amendment to Section 6.10 (Legends) The references to “PGPL” in Section 6.10 (Legends) of the Transaction Agreement are hereby deleted and replaced with references to ACL. 14. Amendment to Section 6.11 (Rule 144) The references to “PGPL” in Section 6.11 (Rule 144) of the Transaction Agreement are hereby deleted and replaced with references to ACL. 15. Amendment to Section 6.14 (Certificate of Non-USRPHC Status) The references to “PGPL” in Section 6.14 (Certificate of Non-USRPHC Status) of the Transaction Agreement are hereby deleted and replaced with references to ACL. 16. Amendment to Section 7.02 (Conditions to Obligations of Livent and Merger Sub) Clauses (ii) and (iii) of Section 7.02(a) (Conditions to Obligations of Livent and Merger Sub) are hereby deleted in their entirety and replaced with the following: “(ii) the representations and warranties of PLL, PGPL and ACL contained in this Agreement (including any amendment thereto) and in any certificate or other writing delivered by PLL, PGPL or ACL pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such date and (iii) Livent shall have received a certificate signed by an officer of PLL, PGPL and ACL to the foregoing effect” 17. Amendment to Section 7.03 (Conditions to Obligation of PLL and PGPL). Section 7.03 (Conditions to Obligation of PLL and PGPL) is hereby amended by inserting “, ACL” after each reference to PLL. 18. Amendment to Schedule E (PGPL Affiliate) Schedule E to the Transaction Agreement is hereby amended by deleting the title of such Schedule and replacing it with “PGPL and ACL Affiliates”, and the reference to Schedule E to the Transaction Agreement in the table of contents of the Transaction Agreement is hereby amended by deleting the title of such Schedule and replacing it with “PGPL and ACL Affiliates”. 19. Amendment to Schedule H (PGPL Livent Shares) Schedule H to the Transaction Agreement is hereby amended by deleting the title of such Schedule and replacing it with “ACL Livent Shares” and the reference to Schedule H to the Transaction Agreement in the table of contents of the Transaction Agreement

- 6 - is hereby amended by deleting the title of such Schedule and replacing it with “ACL Livent Shares”. 20. Effect of Amendment on Transaction Agreement Except as modified by this Amendment, the Transaction Agreement remains unchanged and in full force and effect. 21. Other Provisions This Amendment hereby incorporates the provisions of Sections 10.04 (Expenses), 10.05 (Successors and Assigns), 10.06 (Governing Law), 10.07 (Jurisdiction), 10.08 (WAIVER OF JURY TRIAL), 10.09 (Counterparts; Effectiveness; Third Party Beneficiaries), 10.10 (Entire Agreement), 10.11 (Severability) and 10.12 (Specific Performance) of the Transaction Agreement as if fully set forth herein, mutatis mutandis. [Signature pages follow.]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above. LIVENT CORPORATION REACH MERGECO LIMITED by by Name: Name: Title: Title: PALLINGHURST LITHIUM LIMITED PALLINGHURST GP LIMITED by by Name: Andrew Willis Name: Andrew Willis Title: Director Title: Director AMOS CAPITAL LIMITED by Name: Andrew Willis Title: Director